SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 14, 1998

                           JANUS AMERICAN GROUP, INC.
               (Exact name of Registrant as specified in Charter)


        Delaware                        0-22745                  13-2572712
---------------------------          -------------          --------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
 of Incorporation)                    File Number)           Identification No.)


        2300 Corporate Blvd., N.W., Suite 232, Boca Raton, FL 33431-8596
        ----------------------------------------------------------------
               Address of principal executive office) (Zip Code)


       Registrant's telephone number including area code: (561) 994-4800



          (Former name or Former Address, if Changed Since Last Report)

     This Form 8-K/A amends and supplements the Form 8-K dated August 14, 1998 filed with the Securities and Exchange Commission on August 28, 1998, relating to the acquisition by the Company of four hotels located in Ohio from sellers commonly controlled by Michael Gallucci, Jr. of Akron Ohio (the "Cornerstone Hotel Group"). This Form 8-K/A contains the information referred to in Item 7 of the Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Material Factors in the Acquisition of the Cornerstone Hotel Group and Financial Statements of Businesses Acquired

          For the audited financial statements of the Cornerstone Hotel Group, see the Index to Financial Statements and Pro Forma Financial Information below.

          The four hotel properties of the Cornerstone Hotel Group, and material factors assessed by Janus in determining to make the acquisition, are described below:

     (1) Holiday Inn Independence is a 364 room full service hotel located near downtown Cleveland and the Hopkins International Airport at the intersection of Interstate Highway 77 and State Route 480. The purchase price was $21,807,000.

     The average daily rate charged per room and the annual occupancy percentages are as follows:

        6/30/98         12/31/97        12/31/96        12/31/95        12/31/94
        -------         --------        --------        --------        --------
ADR     $82.93           $82.68          $76.43          $73.43          $68.51
OCC%     62.8%            65.3%           64%             68%             65.1%

     Based upon an analysis of competition in the market, management of Janus determined that there was considerable upside potential for a rate increase and potential expense savings in the area of housekeeping and marketing.

     Management of Janus concluded that a rate increase could be sustained in the market because the quality of the rooms were good, compared to the competition, as a result of a recently completed renovation program of approximately $2,000,000. In addition, as a condition of the licensing agreement with Holiday Hospitality Franchising, Inc. ("Holiday Inn"), the property will be subject to a product improvement plan at an approximate cost of $904,970.

     All other operating expenses should remain stable, including repair and maintenance and real estate taxes.

     (2) Holiday Inn Hudson is a 289 room full service hotel located off Exit 189 of the Ohio Turnpike between Cleveland and Akron about 15 miles from Sea World, a visitor attraction. The purchase price was $13,369,350.

     The average daily rate and occupancy percentages are as follows:

        6/30/98         12/31/97        12/31/96        12/31/95        12/31/94
        ------          --------        --------        --------        --------
ADR     $73.72           $69.87          $65.08          $60.97          $59.69
OCC%     62.4%            65.7%           64.2%           73.8%           67.5%

     Based upon an analysis of competition in the area and the current mix of corporate and tourist business at this location, management of Janus determined that managing the rate yield between these two market segments could generate additional profitability as the rate charged to the tourist was well below the current market rate.

     In addition, a capital improvement program costing approximately $2,500,000 had recently been completed at the property, resulting in a higher room quality than the competition. Moreover, as a condition of the licensing agreement with Holiday Inn, the property will be subject to a product improvement plan at an approximate cost of $1,129,927.

     All other operating expenses, with the exception of housekeeping, should remain stable, including repairs and maintenance and real estate taxes.

     (3) Holiday Inn North Canton is a 194 room full service hotel located three miles from downtown Canton off Interstate Highway 77. The purchase price was $5,454,250.

     The average daily rate and occupancy percentages are as follows:

        6/30/98         12/31/97        12/31/96        12/31/95        12/31/94
        -------         --------        --------        --------        --------
ADR     $58.10           $53.78          $53.63          $50.87          $51.39
OCC%     76%              73%             75.6%           77.4%           66.6%

     The property has a mix of tourist and corporate business. Management of Janus concluded that a rate increase could be sustained in the market because the quality of the rooms were good, compared to the competition, as a result of a recently completed capital improvement program of approximately $1,500,000.

     In addition, as a condition of the licensing agreement with Holiday Inn, the property will be subject to a product improvement plan at an approximate cost of $327,613.

     All other operating expenses, with the exception of housekeeping, should remain stable, including repairs and maintenance and real estate taxes.

     (4) Comfort West Montrose is a 132 room limited feature hotel located north of Akron off Exit 137 of Interstate 77. The purchase price was $3,479,900.

     The average daily rate and occupancy percentages are as follows:

        6/30/98         12/31/97        12/31/96        12/31/95        12/31/94
        -------         --------        --------        --------        --------
ADR     $55.41           $56.66          $56.47          $55.31          $50.50
OCC%     63%              61.5%           68.9%            73%            75.6%

     After a review of the market, it was determined by management of Janus that the Comfort Inn had lost market share as a result of additional competition and the lateness of prior management in responding with a capital improvement program to improve product quality. Prior management had implemented a product improvement program in late 1997 which was completed shortly before the acquisition of the property by Janus. Janus' management determined that with the improvement in product quality, room rate and occupancy could be increased.

     Choice Hotels International, Inc., the licensor of the "Comfort Inn" name, requires minimum modifications in order to maintain the Comfort Inn license.

     Repair and maintenance expenses may increase as a result of required deferred maintenance. All other operating expenses, with the exception of front desk and housekeeping costs, should remain stable including real estate taxes.

     The product improvement plans to be implemented as a requirement of the Holiday Inn licensing agreement were included in the purchase prices for the three applicable properties and 100% of the estimated costs were escrowed at closing.

     (b)  Pro Forma Financial Information

          See Index to Financial Statements and Pro Forma Financial Information below.

     (c)  Exhibits

          Exhibit No.    Description

          23.1 Consent of Bober, Markey & Company, Certified Public Accountants, a Professional Corporation

                        INDEX TO FINANCIAL STATEMENTS AND
                         PRO FORMA FINANCIAL INFORMATION
                                                                            Page
FINANCIAL STATEMENTS

CORNERSTONE HOTEL GROUP
  Independent Auditors' Report ...........................................     6
  Combined Balance Sheet at December 31, 1997 ............................   7-8
  Combined Statement of Income at December 31, 1997 ......................     9
  Combined Statement of Equity at December 31, 1997 ......................    10
  Combined Statement of Cash Flows at December 31, 1997 .................. 11-12
  Notes to Combined Financial Statements ................................. 13-17

PRO FORMA FINANCIAL INFORMATION

  Introduction to the Unaudited Pro Forma Combined Financial Statements       18
  Unaudited Pro Forma Combined Statement of Operations for Twelve Months
    Ended December 31, 1997                                                   19
  Notes to Unaudited Pro Forma Combined  Statement of Operations for the
    Twelve Months Ended December 31, 1997                                     20
  Unaudited Pro Forma Combined Balance Sheet at June 30, 1998                 21
  Note to Unaudited Pro Forma Combined Balance Sheet of June 30, 1998         22
  Unaudited Pro Forma  Combined  Statement of  Operations  for Six Month
    Ended June 30, 1998                                                       23
  Notes to Unaudited Pro Forma  Combined  Statement of  Operations  for the
    Six Months Ended June 30, 1998                                            24

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders/Partners
Cornerstone Hotel Group
Akron, Ohio

We have audited the accompanying combined balance sheet of the Cornerstone Hotel Group (the "Company") as of December 31, 1997, and the related combined statements of income, equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1997, and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

                            CORNERSTONE HOTEL GROUP
                             COMBINED BALANCE SHEET
                                December 31, 1997


                                     ASSETS

CURRENT ASSETS
  Cash & equivalents .............................................  $ 1,971,196
  Accounts Receivable ............................................      647,827
  Inventories ....................................................      142,964
  Other current assets ............................................     188,807
                                                                    -----------
     TOTAL CURRENT ASSETS ........................................    2,950,794
                                                                    -----------

PROPERTY AND EQUIPMENT
  Land and improvements ..........................................    3,060,646
  Building and improvements ......................................   23,847,521
  Furniture and fixtures .........................................    7,428,303
  Equipment ......................................................      297,000
  Vehicles .......................................................      145,053
                                                                    -----------
                                                                     34,778,523
  Less accumulated depreciation ..................................  (14,607,478)
                                                                    -----------
                                                                     20,171,045
                                                                    -----------


OTHER ASSETS
  Escrow funds ...................................................      246,407
  Franchises fees, net of amortization ............................     264,621
  Deferred charges, net of amortization ..........................      194,379
  Other assets ...................................................       48,043
                                                                    -----------
                                                                        753,450
                                                                    -----------
     TOTAL ASSETS ................................................  $23,875,289
                                                                    ===========







The accompanying notes are an integral part of these combined financial statements

                             CORNERSTONE HOTEL GROUP
                             COMBINED BALANCE SHEET
                                December 31, 1997


                             LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Current maturities of long-term debt ...........................  $ 1,251,000
  Accounts Payable ...............................................      636,190
  Accrued Real Estate Taxes ......................................      590,444
  Accrued payroll and related taxes ..............................      191,166
  Accrued expenses ...............................................      606,446
                                                                    -----------
     TOTAL CURRENT LIABILITIES ...................................    3,239,246
                                                                    -----------

NONCURRENT LIABILITIES
  Long term debt .................................................   13,834,870
                                                                    -----------


EQUITY
  Partners' capital ..............................................    1,967,953
  Stockholders' equity
    Common stock- no par value, 2000 shares ......................       20,600
      authorized, 1,100 shares issued and outstanding
    Additional paid-in capital ...................................      857,400
    Retained earnings ............................................    3,955,220
                                                                    -----------
                                                                      4,833,220
                                                                    -----------
      TOTAL EQUITY ...............................................    6,801,173
                                                                    -----------
    TOTAL LIABILITIES AND EQUITY .................................  $23,875,289
                                                                    ===========







The accompanying notes are an integral part of these combined financial statements

                             CORNERSTONE HOTEL GROUP
                          COMBINED STATEMENT OF INCOME
                       For the year ended December 31, 1997


REVENUE
  Room .........................................................    $16,949,084
  Telephone ....................................................        377,947
  Beverage .....................................................      2,146,461
  Food .........................................................      6,655,759
  Other ........................................................        534,261
                                                                    -----------
     TOTAL REVENUE .............................................     26,663,512

COST OF SALES ..................................................     19,909,208
                                                                    -----------

GROSS OPERATING INCOME .........................................      6,754,304
                                                                    -----------

OTHER INCOME (EXPENSE)
  Management fees ..............................................     (1,607,822)
  Directors' fees ..............................................        (50,000)
  Other nonoperating expenses .................................        (331,336)
  Interest expense .............................................       (936,066)
  Interest income ..............................................         45,667
  Net rental income ............................................         34,161
  Loss on disposal of fixed assets .............................       (267,706)
  Depreciation and amortization ................................     (1,600,264)
                                                                    -----------
                                                                      4,713,366
                                                                    -----------

     NET INCOME ................................................    $ 2,040,938
                                                                    ===========







The accompanying notes are an integral part of these combined financial statements

                                       CORNERSTONE HOTEL GROUP
                                    COMBINED STATEMENT OF EQUITY
                                For the year ended December 31, 1997


                                                             Additional
                                 Partners'      Common         Paid-in        Retained       Total
                                  Capital        Stock         Capital        Earnings       Equity
                               -----------    -----------    -----------    -----------   -----------
BALANCES - BEGINNING OF YEAR   $ 1,050,909    $    20,600    $   857,400    $ 4,328,326   $ 6,257,235

  Net Income                       764,044           --             --        1,276,894     2,040,938

  Distributions                   (447,000)          --             --       (1,650,000)   (2,097,000)

  Contributions of capital         600,000           --             --             --         600,000
                               -----------    -----------    -----------    -----------   -----------

BALANCES - END OF YEAR         % 1,967,953    $    20,600    $   857,400    $ 3,955,220   $46,801,173
                               ===========    ===========    ===========    ===========   ===========







The accompanying notes are an integral part of these combined financial statements

                             CORNERSTONE HOTEL GROUP
                          COMBINED STATEMENT OF CASH FLOWS
                       For the year ended December 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income .......................................................  $ 2,040,938
   Adjustments to reconcile net loss
    to net cash used for operating activities:
      Depreciation and amortization ..............................    1,645,257
      Net loss on sales of property ..............................      267,706
      Decrease in accounts receivable ............................      271,263
      Decrease in inventories ....................................        2,190
      Increase in other current assets ...........................      (79,947)
      Increase in other assets ...................................      (76,552)
      Decrease in accounts payable ...............................      (26,591)
      Decrease in accrued real estate taxes ......................       60,425
      Increase in accrued payroll and related taxes ..............       15,796
      Decrease in other accrued expenses .........................     (124,842)
                                                                    -----------
         TOTAL CASH PROVIDED BY OPERATING ACTIVITIES ..............   3,995,643
                                                                    -----------


CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property ..........................................   (4,301,217)
  Proceeds from sales of property and equipment ..................       43,192
  Decrease in escrowed funds .....................................    1,110,462
  Principal payments received on notes receivable ................      135,000
                                                                    -----------
        TOTAL CASH USED BY INVESTING ACTIVITIES ..................   (3,012,563)
                                                                    -----------


CASH FLOWS FROM INVESTING ACTIVITIES:
  Principal payments on long-term debt ...........................   (1,053,650)
  Proceeds from issuance of long-term debt .......................    1,457,829
  Contributions of capital .......................................      600,000
  Partner's withdrawals .........................................     (447,000)
  Distributions to shareholders ..................................   (1,650,000)
                                                                    -----------
        TOTAL CASH USED BY FINANCING ACTIVITIES ..................   (1,092,821)
                                                                    -----------







The accompanying notes are an integral part of these combined financial statements

                             CORNERSTONE HOTEL GROUP
                          COMBINED STATEMENT OF CASH FLOWS
                       For the year ended December 31, 1997


DECREASE IN CASH AND EQUIVALENTS .................................  $  (109,741)
CASH AND EQUIVALENTS, BEGINNING OF PERIOD ........................    2,080,937
                                                                    -----------
CASH AND EQUIVALENTS, END OF PERIOD ..............................  $ 1,971,196
                                                                    ===========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the year for:
    Interest .....................................................  $   927,728
                                                                    ===========







The accompanying notes are an integral part of these combined financial statements

                             CORNERSTONE HOTEL GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The combined financial statements of Cornerstone Hotel Group ("the Company"), owns and operates four hotels in the Cleveland/Akron area and includes the following entities: Galburton Inn, Inc., North Canton Operating Corporation, North Canton Properties, Rockside Road Operating Corporation, Rockside Road Properties, and West Montrose Properties. All significant intercompany transactions have been eliminated.

Cash Equivalents

The Company considers all temporary cash investments purchased with a maturity of three months or less to be cash equivalents. The Company maintains its cash accounts at commercial banks located in Ohio. Aggregate accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000.

Inventory

Inventories for the Company's restaurants and bars are recorded at cost and valued using the first-in, first-out method.

Use of Estimates

In preparing the Property's financial statements, management is required to make estimates and assumptions that effect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            CORNERSTONE HOTEL GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


Depreciation

Fixed assets are recorded at cost. Depreciation is being calculated by the use of accelerated and straight-line methods, depending on the assets, over their estimated useful lives, ranging from 5 to 40 years. Cost, accumulated depreciation and depreciation expense at December 31, 1997 and for the year then ended:

                                                   ACCUMULATED      DEPRECIATION
                                     COST         DEPRECIATION        EXPENSE
                                 -----------     -------------      ------------

Land and improvements            $ 3,060,646       $   327,010       $   36,654
Building and improvements         23,847,521        10,844,381          693,282
Furniture and fixtures             7,428,303         3,202,179          694,271
Equipment                            297,000           159,540           91,029
Vehicles                             145,053            74,368           33,666
                                 -----------      ------------      -----------

                                 $34,778,523       $14,607,478       $1,548,902
                                 ===========      ============      ===========

Valuation of Long-Lived Assets

The Company follows Statement of Financial Accounting Standard No. 121 (SFAS
121). This statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. SFAS 121 also requires that assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell. This statement did not have any effect on the Company's 1997 financial statements.

Franchise Fees

Franchise fees of $294,500 and $32,500 paid to Holiday Inns of America and Choice Hotels International, respectively, are being amortized over periods ranging from 12.5 to 20 years, extending through August 2010. Accumulated amortization was $62,379 at December 31, 1997.

Monthly franchise fees are also paid to Holiday Inns of America based on gross room revenue and/or occupancy and service related to the reservation system. Total franchise fees were $1,275,034 for 1997.

In addition, royalty and advertising fees of 3% and 2% of gross room revenues, respectively, are paid to Choice Hotels International on a monthly basis. Total royalty and advertising fees were $86,925 for 1997.

                            CORNERSTONE HOTEL GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


Advertising Costs

The Company expenses advertising costs as incurred. Total advertising cost was $2,456,691 for 1997.

Escrowed Funds

During 1995, a portion of the proceeds received from the Company's debt refinancing were being held in escrow to be used for remodeling and renovations to the Rockside Road property. These funds are expected to be fully expended in 1998.

Deferred Charges

Loan fees expended to refinance the Company's long term debt are being amortized over periods ranging from 5 to 16 years extending through 2011.

Accumulated amortization was $205,475 at December 31, 1997.

NOTE 2 - LONG-TERM DEBT

Long-term debt consists of the following at December 31, 1997:

Variable  rate taxable  demand notes  payable to a
bank,   maturing   in  July   2010,   subject   to
redemption   prior  to   maturity,   interest   at
6.06875%.  Payments of principal  and interest are
due monthly  beginning  August  1995.  The note is
secured  by  a  bank  letter  of  credit  for  the
outstanding amount of the obligation.                      $ 7,916,065

Variable  rate taxable  demand notes  payable to a
bank,   maturing   in  July   2010,   subject   to
redemption   prior  to   maturity,   interest   at
6.11875%.  Payments of principal  and interest are
due monthly  beginning  August  1995.  The note is
secured  by  a  bank  letter  of  credit  for  the
outstanding amount of the obligation.                        1,688,239

                            CORNERSTONE HOTEL GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


Note  payable  to  a  bank,  monthly  payments  of
$10,000 plus  interest at 9.09% through July 1997,
monthly  payments of $39,085  including  interest,
beginning  August 1997 through July 2011,  secured
by real property  located in North  Canton,  Ohio;
subject   to  certain   conditions   in  the  note
agreement at December 31,  1997,  the  undisbursed
amount of the note was $1,408,499.                           2,391,501

Mortgage  payable  to a  bank,  maturing  February
2005,   monthly  payments  of  $31,228   including
interest  at 7.69%,  secured by certain  equipment
and real property located in Akron, Ohio.                    2,023,260

Mortgage  payable  to a  bank  maturing  September
2008,   monthly  payments  of  $11,620   including
interest at 7.5%, subject to adjustment every five
years  so that  the loan  will  amortize  over 180
months, secured by real property located in Akron,
Ohio.                                                      $ 1,030,805
                                                           -----------

                                                            15,049,870
Less current portion                                         1,215,000
                                                           -----------
                                                           $13,834,870
                                                           ===========


Future maturities of long-term debt for the years ending December 31, are as follows:

     1998                                 $ 1,215,000
     1999                                   1,231,000
     2000                                   1,269,000
     2001                                   1,311,000
     2002                                   1,357,000
     Thereafter                             8,666,870
                                          -----------

            Total                         $15,049,870
                                          ===========

                            CORNERSTONE HOTEL GROUP

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


NOTE 3 - EMPLOYEE BENEFIT PLAN

The Company sponsors a 401(K) plan which allows employee contributions ranging from 1% to 15% of employee compensation. The Company will match 25% of each dollar contributed up to 4% of compensation. The Company contributions to the Plan for 1997 were $20,524.

NOTE 4 - INCOME TAXES

The Company consists of a group of entities as described in Note 1 above.

Galburton Inn, Inc., North Canton Operating Corporation and Rockside Road Operating Corporation are Subchapter S Corporations as provided under the Internal Revenue Code and as a result, income is taxed at the shareholder level.

North Canton Properties, Rockside Road Properties and West Montrose Properties are treated as partnerships for income tax purposes, the related earnings and losses are included in the personal returns of the partners taxed at the individual level.

If the Company were taxed at the corporate level, federal income tax would be approximately $705,000 for 1997.

NOTE 5 - MANAGEMENT AGREEMENTS

The Company's hotel operations are managed by the Cornerstone Company, which is owned by a related party. Management agreements provide for payment to the Cornerstone Company of management fees of basically 6% of room rentals, restaurant and bar receipts. Accrued management fees payable were $104,985 at December 31, 1997. Management fees totaled $1,607,822 for 1997.

NOTE 6 - SUBSEQUENT EVENT

During August 1998, the Company's stockholders and partners finalized an agreement to sell the assets of the Company to Janus American Group, Inc. for $44,110,500.

                           JANUS AMERICAN GROUP, INC.
                          INTRODUCTION TO THE UNAUDITED
                     PRO FORMA COMBINED FINANCIAL STATEMENTS


        On August 14, 1998 Janus American Group, Inc. ("Janus") closed the acquisition of four hotels located in Ohio from commonly-controlled sellers (the "Cornerstone Hotel Group").

        The following pro forma combined statement of operations of Janus as of December 31, 1997 has been prepared as if the acquisition of the Cornerstone Hotel Group had occurred on January 1, 1997 and the following pro forma statement of operations of Janus as of June 30, 1998 has been prepared as if the acquisition of the Cornerstone Hotel Group had occurred on January 1, 1998. Adjustments are for: (i) non-recurring income and expenses of the four properties; (ii) interest expense based on acquisition financing; (iii) increased depreciation expense based on the acquisition price; (iv) amortization of prepaid franchise fees and loan costs; and (v) elimination of the income tax provision based on Janus' net operating loss carryforwards.

        The following pro forma balance sheet of Janus as of June 30, 1998 has been prepared as if the acquisition of the Cornerstone Hotel Group had occurred as of that date. Adjustments reflect the real estate acquisition, financing of the acquisition and the proration of hotel operating expenses at the closing date.

        The pro forma financial information is based upon (i) the audited consolidated financial statements of Janus for the year ended December 31, 1997 included in Janus' Annual Report on Form 10-KSB for the year ended December 31, 1997, (ii) the unaudited consolidated financial statements of Janus for the six months ended June 30, 1998 included in Janus' Quarterly Report on Form 10-QSB for the period ended June 30, 1998 and (iii) the audited financial statements of the Cornerstone Hotel Group for the year ended December 31, 1997 included herein.

        The pro forma financial information is presented for information purposes only and is not necessary indicative of the financial position or results of operations of Janus that would have occurred if the acquisition referred to above had been completed on the date indicated, nor does it purport to be indicative of future financial position or results of operations. Moreover, the pro forma financial information is based on the adjustments described in the accompanying notes, which management believes are reasonable.

                                                     JANUS AMERICAN GROUP, INC.
                                        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                  BASED ON PRO FORMA ADJUSTED TWELVE MONTHS ENDED DECEMBER 31, 1997


                                                           Pro forma      Historical                Cornerstone       Janus
                                                             Janus       Cornerstone                Adjustments      Adjusted
                                                          --------------------------------------------------------------------
Revenues:
  Hotel Revenues:
    Room and related services                             $10,968,056    $17,327,031                               $28,295,087
    Food and beverage                                     $ 1,651,293    $ 8,802,220                               $10,453,513
    Management fees                                       $   921,217    $         0                               $   921,217
    Other                                                 $   321,629    $   534,261          (1)   $  (140,122)   $   715,768
                                                          --------------------------                               -----------
                 Total hotel revenues                     $13,862,195    $26,663,512                               $40,385,585
  Sales                                                   $         0
      Total revenues                                      $13,862,195    $26,663,512                               $40,385,585
                                                          --------------------------                               -----------

Cost and expenses:
  Direct hotel operating expenses:
    Room and related services                             $ 2,586,017    $ 4,848,516                               $ 7,434,533
    Food and beverage                                     $ 1,475,257    $ 7,454,632                               $ 8,929,889
    Selling and general expenses                          $   538,820    $ 1,777,424                               $ 2,316,244
                                                          --------------------------                               -----------
      Total direct hotel operating expense                $ 4,600,094    $14,080,572                               $18,680,666
  Occupancy and other operating expense                   $ 1,742,975    $ 5,208,567          (2)   $(1,845,063)   $ 5,106,479
  Selling, general and administrative expenses            $ 4,537,086    $ 2,609,226          (3)   $   (50,000)   $ 7,096,312
  Depreciation of property and equipment                  $ 1,267,803    $ 1,600,264          (4)   $   775,919    $ 3,643,986
  Amortization of intangible assets                       $   169,737                         (5)   $    51,946    $   221,683
                                                          --------------------------                               -----------
      Total costs and expenses                            $12,317,695    $23,498,629                               $34,749,126


Operating income (loss)                                   $ 1,544,500    $ 3,164,883                               $ 5,636,459


Other income (expense)
  Interest income                                         $   858,423    $    45,667          (6)   $   (45,667)   $   858,423
  Other income                                            $    30,002    $  (233,545)         (7)   $   233,545    $    30,002
  Interest income                                         $(1,861,619)   $  (936,066)         (8)   $(2,589,910)   $(5,387,595)
                                                          --------------------------                               -----------

Income (loss) before state income taxes and
  minority interest                                       $   571,306    $ 2,040,939                               $ 1,137,289
Provision for income taxes                                $   219,000                         (9)   $  (219,000)   $         0
Credit for prior years federal income tax refunds                                                                  $         0
Credit for prior years state income tax refunds                                                                    $         0
                                                          --------------------------                               -----------

Income (loss) before minority interest                    $   352,306    $ 2,040,939                               $ 1,137,289
Minority interest                                         $    17,048                                              $    17,048
                                                          --------------------------                               -----------
Income (loss) from continuing operations                  $   335,258    $ 2,040,939                               $ 1,120,241
                                                          --------------------------                               -----------

Discontinued oil and gas services operations:
  Loss from operations, net of credit for
    income taxes of $136,000 in 1997                      $         0                                              $         0
  Loss on disposal, net of credit for income
    taxes of $193,000 in 1997                             $         0                                              $         0
                                                          --------------------------                               -----------
      Total discontinued operations                       $         0    $         0                               $         0
                                                          --------------------------                               -----------

Net loss                                                  $   335,258    $ 2,040,939                               $ 1,120,241
Less preferred dividend requirements                      $   783,891                                              $   783,891

                                                          --------------------------                               -----------
Net income (loss) applicable to common stock              $  (448,633)   $ 2,040,939                               $   336,350
                                                          ==========================                               ===========

Basic income (loss) per common share:
  Continuing operations                                         (0.05)          0.23                                      0.04
  Discontinued operations                                        0.00           0.00                                      0.00
                                                          --------------------------                               -----------
  Net income (loss)                                             (0.05)          0.23                                      0.04
Basic weighted avg. shares outstanding                      8,783,563      8,783,563                                 8,783,563
                                                          ==========================                               ===========

          NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      TWELVE MONTHS ENDED DECEMBER 31, 1997


(1) Reflects the elimination of a non-recurring income item of $140,122 attributable to an insurance rebate.

(2) Reflects the elimination of management fee expense of $1,607,822 and non-recurring repair and maintenance expense of $237,241.

(3)     Reflects the elimination of a director's fee of $50,000.

(4) Reflects the elimination of the depreciation expense of the Cornerstone Hotel Group and the computation of depreciation on the Cornerstone Hotel Group properties based upon Janus' cost.

(5) Reflects a $28,771 amortization expense of loan costs and a $23,175 amortization expense of license fees incurred in connection with the acquisition and related financing.

(6) Reflects the elimination of interest income on the cash and investments of the Cornerstone Hotel Group which were not included in the acquisition.

(7) Reflects the elimination of a $267,706 loss on the disposal of certain fixed assets which had not been utilized in the hotel operations of the Cornerstone Hotel Group and rent income of $34,161 from real property which was not included in the acquisition.

(8) Reflects the elimination of the historical interest expense of the Cornerstone Hotel Group of $936,066 and the inclusion of interest expense attributable to the financing obtained in connection with the acquisition of $3,525,976, for a net adjustment of $2,589,910.

(9) Reflects the elimination of an income tax provision of $219,000 due to the availability of the net operating loss carryforwards of Janus.

                                                     JANUS AMERICAN GROUP, INC.
                                             UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                                          AT JUNE 30, 1998


                                                                                              Cornerstone           Pro forma
                                                                          Historical       Entry Acquisition          Janus
                                                                            Janus            Adjustments(1)          Adjusted
                                                                         -----------------------------------------------------
                               ASSETS
Current asset:
  Cash and cash equivalents                                              $11,045,237          $ (224,989)          $10,820,248
  Restricted cash for preferred stock of sub, and real estate taxes      $   218,342          $  249,518           $   467,860
  Accounts receivable                                                    $   578,766          $  795,339           $ 1,374,105
  Current portion of notes receivable                                    $   186,588                               $   186,588
  Other current assets                                                   $   119,818          $  129,952           $   249,770
                                                                         -----------                               -----------
      Total current assets                                               $12,148,751                               $13,098,571

Property and equipment, net of accumulated depreciation
  and amortization                                                       $34,293,917          $40,594,221          $74,888,138
Notes receivable                                                         $   612,361                               $   612,361
Mortgage notes receivable                                                $ 5,493,292                               $ 5,493,292
Goodwill, net of accumulated amortization                                $ 6,622,251                               $ 6,622,251
Other assets                                                            $ 2,135,650          $ 3,008,081          $ 5,143,731
                                                                         -----------                               -----------

      Total                                                              $61,306,222                               $105,858,344
                                                                         ===========                               ============

                LIABILITIES AND STOCK HOLDERS' EQUITY


Current liabilities:
  Payable for redemption of preferred stock                              $    41,238                               $     41,238
  Current portion of long-term debt                                      $ 2,148,110          $   920,198          $  3,068,308
  Accounts payable                                                       $ 1,082,237          $   302,920          $  1,385,157
  Accrued expenses                                                       $   474,270          $   249,202          $    723,472
  Dividends payable                                                      $   195,974                               $    195,974
                                                                         -----------                               ------------
      Total current liabilities                                          $ 3,941,829                               $  5,414,149


Long-term debt, net of current portion                                   $17,538,990          $43,079,802          $ 60,618,792
Deferred tax liabilities                                                  $ 1,190,000                               $  1,190,000
                                                                         -----------                               ------------
      Total liabilities                                                  $22,670,819                               $ 67,222,941


Minority interest                                                        $ 1,690,065                               $  1,690,065
                                                                         -----------                               ------------

Commitments and contingencies


Stockholders' equity:
  Preferred stock:
    Series B; par value $.01 per share; 12,000 shares
      authorized; 10,451.88 shares issued and outstanding                $       105                               $        105
  Common stock, par value $.01 per share; 15,000,000                                                               $          0
    shares authorized; 11,880,867 shares issued                          $   118,809                               $    118,809
  Additional paid-in capital                                             $43,172,142                               $ 43,172,142
  Accumulated deficit                                                    $(5,029,420)                              $ (5,029,420)
  Treasury stock--3,189,132 shares, at cost                              $(1,316,299)                              $ (1,316,299)
                                                                         -----------                               ------------
      Total stockholders' equity                                         $36,945,337                               $ 36,945,337
                                                                         -----------                               ------------

      Total                                                              $61,306,222                               $105,858,344
                                                                         ===========                               ============

                      NOTE TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                AT JUNE 30, 1998

(1) The following is an explanation of the adjustments for the acquisition of the Cornerstone Hotel Group:

        (i) Cash has been reduced by $224,989 to reflect out-of-pocket expenditures to close the acquisition and related real estate mortgage financing;

        (ii) Restricted cash has been increased by $249,518 to reflect a real estate tax escrow required under the terms of the mortgage financing in connection with the acquisition;

        (iii) Accounts receivable has been increased by $795,339 to reflect a city and guest ledger acquired as part of the acquisition and payment obligations due from the seller totaling $229,302.

        (iv) Other current assets has been increased by $129,952 to reflect food and beverage inventory acquired as part of the acquisition;

        (v) Property and equipment has been increased by $40,594,221 to reflect the net acquisition price of real estate and improvements after adjustment for financing costs and the costs of miscellaneous assets acquired as part of the acquisition;

        (vi) Other assets has been increased by $3,008,081 consisting of a product improvement escrow in the amount of $2,382,310, a licensing fee of $39,500, financing costs of $575,410 and prepaid operating contracts acquired as part of the acquisition totaling $10,861;

        (vii) The current portion of long-term debt has been increased by $920,198 to reflect the principal payments due on the acquisition financing over the next twelve months;

        (viii) Accounts payable has been increased by $302,920 to reflect liabilities of the Cornerstone Hotel Group assumed by Janus in connection with the acquisition and which resulted in a corresponding reduction in the cash paid at closing;

        (ix) Accrued expenses has been increased by $249,202 to reflect pro-rated real property tax obligations of the Cornerstone Hotel Group assumed by Janus in connection with the acquisition and which resulted in a corresponding reduction in the cash paid at closing; and

        (x) Long-term debt, net of current portion has been increased by $43,079,802 to reflect acquisition financing of $44,000,000, reduced by current maturities (see (vii) above).


                                                     JANUS AMERICAN GROUP, INC.
                                        UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                                   SIX MONTHS ENDED JUNE 30, 1998


                                                           Historical     Historical                Cornerstone        Janus
                                                             Janus       Cornerstone                Adjustments       Adjusted
                                                          --------------------------------------------------------------------
Revenues:
  Hotel Revenues:
    Room and related services                             $4,964,447     $ 8,367,113                                $13,331,560
    Food and beverage                                     $  792,853     $ 4,386,488                                $ 5,179,341
    Management fees                                       $  816,033     $         0                                $   816,033
    Other                                                 $  134,824     $   551,223          (1)   $  (302,616)    $   383,431
                                                          --------------------------                                -----------
                 Total hotel revenues                     $6,708,157     $13,304,824                                $19,710,365
  Sales                                                   $        0
                                                          --------------------------                                -----------
      Total revenues                                      $6,708,157     $13,304,824                                $19,710,365


Cost and expenses:
  Direct hotel operating expenses:
    Room and related services                             $1,236,178     $ 2,331,762                                $ 3,567,940
    Food and beverage                                     $  666,202     $ 3,552,452                                $ 4,218,654
    Selling and general expenses                          $  295,477     $   944,185                                $ 1,239,662
                                                          --------------------------                                -----------
      Total direct hotel operating expense                $2,197,857     $ 6,828,399                                $ 9,026,256
  Occupancy and other operating expense                   $  882,985     $ 1,762,376          (2)   $   (92,616)    $ 2,552,745
  Selling, general and administrative expenses            $2,094,008     $ 2,051,815          (3)   $  (880,555)    $ 3,265,268
  Depreciation of property and equipment                  $  698,471     $   955,046          (4)   $   233,046     $ 1,886,563
  Amortization of intangible assets                       $   96,346     $    44,653          (5)   $   (18,680)    $   122,319
                                                          --------------------------                                -----------
      Total costs and expenses                            $5,969,667     $11,642,289                                $16,853,151


Operating income (loss)                                   $  738,490     $ 1,662,535                                $ 2,857,214


Other income (expense)
  Interest income                                         $  638,043     $     7,253          (6)   $    (7,253)    $   638,043
  Other income                                            $        0     $         0                                $         0
  Interest income                                         $ (924,987)    $  (546,172)         (7)   $(1,226,089)    $(2,697,248)
                                                          --------------------------                                -----------

Income (loss) before state income taxes and
  minority interest                                       $  451,546     $ 1,123,616                                $   798,009
Provision for income taxes                                $        0     $         0                                $         0
Credit for prior years federal income tax refunds         $  261,215     $         0                                $   261,215
Credit for prior years state income tax refunds                                                                     $         0
                                                          --------------------------                                -----------

Income (loss) before minority interest                    $  712,761     $ 1,123,616                                $ 1,059,224
Minority interest                                         $    1,095     $         0                                $     1,095
                                                          --------------------------                                -----------
Income (loss) from continuing operations                  $  711,666     $ 1,123,616                                $ 1,058,129
                                                          --------------------------                                -----------

Discontinued oil and gas services operations:
  Loss from operations, net of credit for
    income taxes of $136,000 in 1997                      $        0     $         0                                $         0
  Loss on disposal, net of credit for income                                       0
    taxes of $193,000 in 1997                             $        0                                                $         0
                                                          --------------------------                                -----------
      Total discontinued operations                       $        0     $         0                                $         0
                                                          --------------------------                                -----------

Net income (loss)                                         $  711,666     $ 1,123,616                                $ 1,058,129
Less preferred dividend requirements                      $  393,558     $         0                                $   393,558

                                                          --------------------------                                -----------
Net income (loss) applicable to common stock              $  318,108     $ 1,123,616                                $   664,571
                                                          ==========================                                ===========

Basic income (loss) per common share:
  Continuing operations                                         0.04            0.13                                       0.08
  Discontinued operations                                       0.00            0.00                                       0.00
                                                          --------------------------                                -----------
  Net income (loss)                                             0.04            0.13                                       0.08
Basic weighted avg. shares outstanding                     8,691,735     $ 8,691,735                                  8,691,735
                                                          ==========================                                ===========

          NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1998

(1) Reflects the elimination of non-recurring income items totaling $302,616, consisting of workers compensation premium refunds of $220,000 and rent income of $82,616 from real property which was not included in the acquisition.

(2) Reflects the elimination of non-recurring occupancy expenses totaling $92,616, consisting of certain repair expenses of $80,000 and a real estate tax expense of $12,616 attributable to real property which was not included in the acquisition.

(3) Reflects the elimination of administrative expenses totaling $880,555 attributable to obligations which were not assumed as part of the acquisition (management fees of $785,593; a director fee of $90,000; and automobile lease payments of $4,962).

(4) Reflects the elimination of the depreciation expense of the Cornerstone Hotel Group and the computation of depreciation on the Cornerstone Hotel Group properties based upon Janus' cost.

(5) Reflects (i) the elimination of intangible assets of the Cornerstone Hotel Group not acquired by Janus and (ii) the amortization of licensing fees and loan costs incurred by Janus in the acquisition and related financing.

(6) Reflects the elimination of interest income on the cash and investments of the Cornerstone Hotel Group which were not included in the acquisition.

(7) Reflects the elimination of the historical interest expense of the Cornerstone Hotel Group of $546,172 and the inclusion of interest expense attributable to the financing obtained in connection with the acquisition of $1,772,261, for a net adjustment of $1,226,089.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Janus American Group, Inc.
                                            ---------------------------
                                                   (Registrant)


Dated: October 26, 1998                      By:  /s/ James E. Bishop
                                               ------------------------
                                               Name:    James E. Bishop
                                               Title:   President